UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009

Maxygen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28401	77-0449487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices)

(650) 298-5300

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2009, Maxygen, Inc. (the “Company”) consummated the transactions (the “Transactions”) contemplated by the Master Joint Venture Agreement (the “Joint Venture Agreement”) dated as of June 30, 2009 by and among the Company, Astellas Pharma Inc. (“Astellas”) and Astellas Bio Inc. (“Bio”) (the consummation of such transactions, the “Closing”). Pursuant to the Joint Venture Agreement, the Company established a joint venture subsidiary, Perseid Therapeutics LLC, a Delaware limited liability company (“Perseid”), focused on the discovery, research and development of multiple protein pharmaceutical programs, including the Company’s MAXY-4 program and other early stage programs.

In connection with the Closing, the Company entered into an Asset Contribution Agreement (the “Asset Contribution Agreement”) with Perseid, pursuant to which the Company contributed substantially all of its programs and technology assets in protein pharmaceuticals, in exchange for an ownership interest in Perseid. The Company and Bio also entered into a Series A and Series B Preferred Unit Purchase Agreement with Perseid, pursuant to which Perseid issued preferred units to each of the Company and Bio. Perseid issued to the Company 10,000,000 Series A Preferred Units at a purchase price of $1.00 per unit for an aggregate purchase price of $10,000,000, and 40,000,000 Series A Preferred Units in exchange for certain contributed assets pursuant to the Asset Contribution Agreement. Perseid issued to Bio 10,000,000 Series B Preferred Units at a purchase price of $1.00 per unit for an aggregate purchase price of $10,000,000. The preferred units were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(2) of such Act.

Pursuant to an Investors’ Rights Agreement by and among the Company, Astellas, Bio, and Perseid, Astellas was granted an option to acquire all of the Company ownership interest in Perseid at specified exercise prices that will increase each three-month period from $53 million to $123 million over the term of the option, which expires on the third anniversary of the Closing.

In addition to the Investors’ Rights Agreement, the Company also entered into Perseid’s Limited Liability Company Agreement as a member, a Co-Sale Agreement and a Voting Agreement, which agreements govern the relationship of the Company and Bio as investors in Perseid.

Also at the Closing, the Company entered into a Technology License Agreement with Perseid under which the Company granted Perseid certain exclusive licenses to use the Company’s MolecularBreeding™ technology platform and ancillary protein expression technologies for the discovery, research and development of protein pharmaceuticals, subject to certain existing licenses and other limitations.

All the agreements referenced above, as well as other material terms of the Joint Venture Agreement and the transactions contemplated thereby, are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.

The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by reference to the Joint Venture Agreement, a copy of which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed on July 1, 2009 and is incorporated herein by reference, and the agreements contemplated thereunder, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, a copy of the press release issued by the Company regarding the Closing of the Transactions is also attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

In connection with the Closing of the Transactions on September 18, 2009, Grant Yonehiro’s position as chief business officer of the Company terminated. As previously disclosed and as described below, Mr. Yonehiro will serve as Chief Executive Officer and President of Perseid.

(e)

Compensation Arrangements with Executive Officers

Upon the Closing, the previously executed Amended and Restated Change in Control Agreements between the Company and each of Russell Howard, the Company’s chief executive officer, Elliot Goldstein, the Company’s chief operating officer, and Lawrence Briscoe, the Company’s chief financial officer, became effective. The Amended Change in Control Agreements amend the prior agreements between the Company and each officer to provide, among other things, that the Closing will constitute a “change of control” under such agreements, entitling the officers to certain payments and benefits as provided under the terms of the agreements, as amended.

Upon the Closing, the previously executed Retention Agreement and Amended and Restated Change in Control Agreement between the Company and Grant Yonehiro, the Company’s chief business officer, became effective. The Retention Agreement provides, among other things, for a transaction bonus payment to Mr. Yonehiro of $600,000 following the Closing and additional cash retention payments of $200,000 on each of the first three anniversary dates of the Closing, subject to Mr. Yonehiro’s continued employment with the Company or Perseid. The Restated Change in Control Agreement provides that such agreement will terminate on December 31, 2009 if no “change of control” has occurred with respect to the Company.

Upon the Closing, an employment offer letter agreement, previously executed by Mr. Yonehiro and the Company, acting on behalf of Perseid, became effective. Pursuant to the terms and conditions of the offer letter, Mr. Yonehiro will serve as Chief Executive Officer and President of Perseid, effective as of the Closing Date.

All the agreements referenced above are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009. The foregoing description of the Amended and Restated Change in Control Agreements with each of the officers, the Retention Agreement and the employment offer letter does not purport to be complete and is qualified in its entirety by reference to the copies of these agreements attached as exhibits to the Current Report on Form 8-K filed on July 1, 2009, each of which is incorporated herein by reference.

Perseid Equity Incentive Plan

Perseid has adopted the 2009 Equity Incentive Plan (the “Equity Incentive Plan”), pursuant to which equity awards may be granted to employees and other eligible service providers of Perseid or any parent or subsidiary thereof. The Equity Incentive Plan provides for the grant of Common Units of Perseid as LLC profits interest units. A total of 15,000,000 Common Units are reserved for issuance under the Equity Incentive Plan, subject to adjustment in the event of certain changes in the capitalization of Perseid affecting Common Units. The Equity Incentive Plan will be administered by the Board of Managers of Perseid or a designated committee thereof, which will have discretion to select service providers who will receive awards, the terms and conditions of such awards (consistent with the terms of the plan), and to make all other determinations necessary or advisable in administering the Equity Incentive Plan. Perseid has also adopted a form of profits interest unit agreement for use under the Equity Incentive Plan. Grants of LLC profits interest units will generally vest as determined by the Administrator and require the participant to continue as a service provider through the relevant vesting date(s). LLC profits interest units that have not vested upon the participant’s termination of service generally will be forfeited at no cost to Perseid.

In connection with the Closing, Mr. Yonehiro, Perseid’s Chief Executive Officer and President, received a grant of 3,750,000 profits interest units under the Equity Incentive Plan.

The foregoing description of the Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

The Company held its annual meeting of stockholders (the “Annual Meeting”) on September 17, 2009. At the Annual Meeting, the stockholders approved the Transactions contemplated by the Joint Venture Agreement. At the Annual Meeting, the stockholders also elected Russell Howard, Louis Lange, Kenneth Lee, Ernest Mario, Gordon Ringold, Isaac Stein and James Sulat as directors of the Company and ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1(1)	Master Joint Venture Agreement, dated as of June 30, 2009, by and among Maxygen, Inc., Astellas Pharma Inc. and Astellas Bio Inc.

2.1.1	Asset Contribution Agreement, dated as of September 18, 2009, by and between Maxygen, Inc. and Perseid Therapeutics LLC

2.1.2	Technology License Agreement, dated as of September 18, 2009, by and between Maxygen, Inc. and Perseid Therapeutics LLC

2.1.3	Limited Liability Company Agreement of Perseid Therapeutics LLC, dated as of September 18, 2009

2.1.4	Series A and Series B Preferred Unit Purchase Agreement, dated as of September 18, 2009, by and among Maxygen, Inc., Astellas Bio, Inc. and Perseid Therapeutics LLC

2.1.5	Investors’ Rights Agreement, dated as of September 18, 2009 by and between Perseid Therapeutics LLC and the persons and entities listed on Exhibit A thereto

2.1.6	Co-Sale Agreement, dated as of September 18, 2009, by and among Perseid Therapeutics LLC, Maxygen, Inc. and Astellas Bio Inc.

2.1.7	Voting Agreement, dated as of September 18, 2009, by and among Perseid Therapeutics LLC, Maxygen, Inc. and Astellas Bio Inc.

10.1(2)*	Form of Amended and Restated Change of Control Agreement

10.2(3)*	Retention Agreement, dated June 30, 2009, between Maxygen, Inc. and Grant Yonehiro

10.3(4)*	Amended and Restated Change of Control Agreement, dated June 30, 2009, between Maxygen, Inc. and Grant Yonehiro

10.4(5)*	Contingent Offer Letter to Grant Yonehiro from Maxygen, Inc., dated June 26, 2009

10.5*	Perseid Therapeutics LLC 2009 Equity Incentive Plan and related form of profits interest unit agreement

99.1	Press release issued by Maxygen, Inc. on September 21, 2009

*	Management contract or compensatory plan or arrangement.
(1)	Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(2)	Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(3)	Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(4)	Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(5)	Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXYGEN, INC.

Date: September 21, 2009	By:	/s/ Russell Howard
Russell Howard
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1(1)	Master Joint Venture Agreement, dated as of June 30, 2009, by and among Maxygen, Inc., Astellas Pharma Inc. and Astellas Bio Inc.

2.1.1	Asset Contribution Agreement, dated as of September 18, 2009, by and between Maxygen, Inc. and Perseid Therapeutics LLC

2.1.2	Technology License Agreement, dated as of September 18, 2009, by and between Maxygen, Inc. and Perseid Therapeutics LLC

2.1.3	Limited Liability Company Agreement of Perseid Therapeutics LLC, dated as of September 18, 2009

2.1.4	Series A and Series B Preferred Unit Purchase Agreement, dated as of September 18, 2009, by and among Maxygen, Inc., Astellas Bio, Inc. and Perseid Therapeutics LLC

2.1.5	Investors’ Rights Agreement, dated as of September 18, 2009 by and between Perseid Therapeutics LLC and the persons and entities listed on Exhibit A thereto

2.1.6	Co-Sale Agreement, dated as of September 18, 2009, by and among Perseid Therapeutics LLC, Maxygen, Inc. and Astellas Bio Inc.

2.1.7	Voting Agreement, dated as of September 18, 2009, by and among Perseid Therapeutics LLC, Maxygen, Inc. and Astellas Bio Inc.

10.1(2)*	Form of Amended and Restated Change of Control Agreement

10.2(3)*	Retention Agreement, dated June 30, 2009, between Maxygen, Inc. and Grant Yonehiro

10.3(4)*	Amended and Restated Change of Control Agreement, dated June 30, 2009, between Maxygen, Inc. and Grant Yonehiro

10.4(5)*	Contingent Offer Letter to Grant Yonehiro from Maxygen, Inc., dated June 26, 2009

10.5*	Perseid Therapeutics LLC 2009 Equity Incentive Plan and related form of profits interest unit agreement

99.1	Press release issued by Maxygen, Inc. on September 21, 2009

*	Management contract or compensatory plan or arrangement.
(1)	Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(2)	Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(3)	Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(4)	Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.
(5)	Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2009.